Revolving Credit Facility	3 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Revolving Credit Facility	Revolving Credit Facility
On September 28, 2017, the Company and SunTrust Robinson Humphrey, Inc., now Truist Bank as successor by merger, as lead arranger and administrative agent, entered into a credit agreement to establish a senior secured revolving credit facility. The credit facility had an initial borrowing base of $25 million with a maximum facility amount of $500 million. The credit facility maturity date is set on September 28, 2023 in accordance with the Sixth Amendment effective August 31, 2020. Substantially all of the Company’s assets are secured under the credit facility. The Company's borrowing base was $135 million with commitments totaling $132.5 million at December 31, 2020.
Interest expense and unused commitment fees related to the credit facility for the three months ended December 31, 2020 and 2019, totaled $1.1 million and $1.2 million, respectively. The amortization of debt issuance costs for the three months ended December 31, 2020 and 2019 was $155 thousand and $153 thousand, respectively. The weighted average interest rate as of December 31, 2020 and September 30, 2020 was 3.16% and 4.09%, respectively.
As of December 31, 2020 and September 30, 2020, the Company was in compliance with all covenants contained in the credit agreement and had $97.5 million and $101 million, respectively, of outstanding borrowings and an additional $35 million and $34 million, respectively, available commitments under the borrowing base.